UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2023

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Wisconsin Power and Light Company ☐

Item 8.01    Other Events.

On March 27, 2023, Wisconsin Power and Light Company (“WPL”), a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with MUFG Securities Americas Inc., KeyBanc Capital Markets Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which WPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300,000,000 aggregate principal amount of WPL’s 4.950% Debentures due 2033 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of June 20, 1997, between WPL and U.S. Bank Trust Company, National Association, as successor trustee (the “Trustee”), pursuant to an Officers’ Certificate provided pursuant to the Indenture setting forth the terms of the Debentures (the “Certificate”). The Offering is expected to close, subject to standard closing conditions, on March 30, 2023.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-251353-02) that WPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2020 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that WPL filed with the SEC on March 27, 2023.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and the Certificate is filed as Exhibit 4.1 to this Form 8-K.

On March 27, 2023, WPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Perkins Coie LLP, counsel to WPL, has issued an opinion to WPL, dated March 30, 2023, regarding the legality of the Debentures upon issuance thereof. The opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 27, 2023, among Wisconsin Power and Light Company and the underwriters named therein.
4.1	Officers’ Certificate creating the 4.950% Debentures due 2033 of Wisconsin Power and Light Company.
5.1	Opinion of Perkins Coie LLP, dated March 30, 2023, with respect to the 4.950% Debentures due 2033 of Wisconsin Power and Light Company.
23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).
99.1	Press Release of Wisconsin Power and Light Company, dated March 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: March 30, 2023	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: March 30, 2023	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer